                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)  May 17, 2001




                                ATMEL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




        Delaware                                0-19032                                 77-0051991
------------------------                ------------------------            --------------------------------
(State of Incorporation)                (Commission File Number)            (IRS Employer Identification No.)


        2325 Orchard Parkway, San Jose, California           95131
        ------------------------------------------         ----------
         (Address of principal executive offices)          (Zip Code)


Registrant's telephone number including area code:  (408) 441-0311
                                                    --------------


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

         The information set forth in our press release dated May 17, 2001, which is attached as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

         Any statements contained in the press release that are not historical facts are forward-looking statements. In particular, statements using the words "will," "plans," "expects," "believes," "anticipates," or like terms are by their nature predictions based upon current plans, expectations, estimates, and assumptions. These statements are subject to a number of risks and uncertainties that could significantly affect outcomes, which may differ materially from the expectations, estimates, or assumptions expressed in or implied by any such forward-looking statements. Risks and uncertainties applicable to such forward-looking statements and others associated with the business of Atmel Corporation may be reviewed in Atmel Corporation's Form 10-Q for the quarter ended March 31, 2001 filed on May 14, 2001. This document is publicly on file with the U.S. Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits

         Exhibit 99.1    Press Release of Atmel Corporation, dated May 17, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ATMEL CORPORATION

Date: May 17, 2001
                                          /s/ Mike Ross
                                          ----------------------------------
                                          Mike Ross
                                          Vice President & General Counsel

                                  EXHIBIT INDEX

    EXHIBIT
     NUMBER                       DOCUMENT DESCRIPTION
    -------                       --------------------
      99.1        Press Release of Atmel Corporation, dated May 17, 2001.